Exhibit 4.4

INCORPORATED UNDER THE LAWS OF THE STATE OF MARYLAND GLADSTONE COMMERCIAL CORPORATION

THIS CERTIFICATE IS TRANSFER ABLEIN

CANTON. MA. JERSEY CITY, NJ, NEW YORK NY. AND PITTSBURGH. PA

THIS IS TO CERTWY THAT

CUSIP 376536 50 4

is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF 7.125% SERIES C CUMULATIVE TERM PREFERRED STOCK OF

GLADSTONE COMMERCIAL CORPORATION

transferable on the books of the Corporation in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

IN WITNESS WHEREOF, the said Corporation has caused this Certificate to be endorsed by the facsimile signatures of its duly authorized officers and to be sealed with the facsimile seal of the Corporation.

Dated:

Terry Brubaker, Secrelary

David Gladatone, Chairuotu & Chief Executive Officer

Countersigned and Registered

Computer share and shareowner Service LLC

By: Transfer Agent and Register

IMPORTANT NOTICE

The Corporation will furnish without charge to each stockholder who so requests a full statement of the information required by Section 2-21l(b) of the Maryland General Corporation Law with respect to the designations, powers, preferences and relative participating, optional or other special rights of each class of stock or series thereof of the Corporation and the qualifications, limitations or restrictions of such preferences and/or rights. Such request may be made to the Corporation or the Registrar and Transfer Agent.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	- as tenants in common	UNIF GIFT MIN ACT-		Custodian
TEN ENT	- as tenants by the entireties		(Cust)		(Minor)
JT TEN	- as joint tenants with right		under Uniform Gifts to Minors
	of survivorship and not as tenants		Act.
	in common			(State)

Additional abbreviations may also be used though not in the above list.

For Value Received,                                                                                            hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

Shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated

x
(owner sign here)

NOTICE:	THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.

SIGNATURE(S) GUARANTEED:

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-l5

Signature guaranteed by:

Firm

City	State